UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2015
Amended Date of Report: August 18, 2014 (Original Date of Report: June 12, 2014)

Good Times Restaurants Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Corporate Circle, Golden, Colorado 80401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Good Times Restaurants Inc. (the “Company”) filed on August 22, 2014 (the “Original Report”). The purpose of this Amendment is to correct inadvertent errors in (i) reporting the timing of the number of shares of common stock sold without registration by the Company after the Original Registration Statement (defined below) ceased to be effective, and (ii) the date on which the number of shares of common stock sold without registration by the Company in respect of Warrant exercises exceeded 5% of the outstanding shares.  The correct date on which the number of shares of common stock sold by the Company without registration in respect of Warrant exercises exceeded 5% of the Company’s outstanding shares was August 18, 2014, four days prior to the date the Original Report was filed, thereby resulting in the filing of the Original Report being timely.  In recently reviewing its records with respect to the foregoing sales the Company identified such errors which resulted primarily from its reference to an incorrect subset of Warrant exercises, which incorrect subset was being tracked as part of the Company’s NASDAQ Capital Market reporting requirements, but which should not have been utilized in making the calculations relevant to this Current Report.

Item 3.02

Unregistered Sale of Equity Securities

Between May 16, 2014 and August 20, 2014, the Company sold (i) 484,600 shares of common stock at $2.75 per share issued upon exercise of the Company’s A Warrants issued pursuant to the Company’s Registration Statement on Form S-1 filed with the SEC and declared effective on August 15, 2013 (the “Original Registration Statement”), and (ii) 31,200 shares of common stock at $2.50 per share issued upon exercise of the Company’s B Warrants issued pursuant to the Original Registration Statement.  The number of shares issued in respect of A Warrant and B Warrant exercises since May 16, 2014 exceeded 5% of the outstanding shares on August 18, 2014, which, because the Company is a smaller reporting company, was the triggering event for this Form 8-K.  The Company is not claiming an exemption from registration.  The Company understands that the SEC does not view the shares underlying the warrants as being “sold” for securities law purposes until the warrants are exercised, and therefore it is the view of the SEC that the Company should have filed a post-effective amendment to the Original Registration Statement prior to issuing these shares.  Promptly upon learning of the requirement, the Company undertook corrective steps to comply.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date:  January 14, 2015

By:

/s/ Boyd E. Hoback

Boyd E. Hoback

President and Chief Executive Officer

3